                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Mar-02

                                CIT EC EF 2001-A

               A New York      Commission File         I.R.S. Employer
              Corporation     No. 0001159705

                           c/o CIT Financial USA, Inc.
                      1 Tyco Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                     CIT Equipment Collateral - EF - 2001-A
                            Monthly Servicing Report


                                                                                               Determination Date: 03/18/02
                                                                                                Collection Period: 02/28/02
                                                                                                     Payment Date: 03/20/02

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

           a.   Scheduled Payments Received                                                                   $22,753,167.83
           b.   Liquidation Proceeds Allocated to Owner Trust                                                           0.00
           c.   Required Payoff Amounts of Prepaid Contracts                                                   13,259,221.33
           d.   Required Payoff Amounts of Purchased Contracts                                                          0.00
           e.   Proceeds of Clean-up Call                                                                               0.00
           f.   Investment Earnings on Collection Account and Note Distribution Account                            22,854.60
                                                                                                              --------------

                         Total Available Pledged Revenues =                                                   $36,035,243.76

   B.  Determination of Available Funds

           a.   Total Available Pledged Revenues                                                              $36,035,243.76
           b.   Servicer Advances                                                                               3,429,444.31
           c.   Recoveries of  prior Servicer Advances                                                         (2,847,463.85)
           d.   Withdrawal from Reserve Account                                                                         0.00
                                                                                                              --------------

                         Total Available Funds =                                                              $36,617,224.22


II.DISTRIBUTION AMOUNTS

   A.  COLLECTION ACCOUNT DISTRIBUTIONS

           1.  Servicing Fee                                                                                  568,913.96

           2.  Class A-1 Note Interest Distribution                         114,354.53
               Class A-1 Note Principal Distribution                     25,013,161.34
               Aggregate Class A-1 distribution                                                            25,127,515.87

           3.  Class A-2 Note Interest Distribution                         854,791.67
               Class A-2 Note Principal Distribution                              0.00
               Aggregate Class A-2 distribution                                                               854,791.67

           4.  Class A-3 Note Interest Distribution                       1,072,800.00
               Class A-3 Note Principal Distribution                              0.00
               Aggregate Class A-3 distribution                                                             1,072,800.00

           5.  Class A-4 Note Interest Distribution                       1,006,316.67
               Class A-4 Note Principal Distribution                              0.00
               Aggregate Class A-4 distribution                                                             1,006,316.67

           6.  Class B Note Interest Distribution                           173,708.39
               Class B Note Principal Distribution                        1,316,482.18
               Aggregate Class B distribution                                                               1,490,190.57

           7.  Deposit to the Reserve Account                                                                       0.00

           8.  Amounts Payable in connection with the Reserve Account                                          26,008.49

           9.  To the holder of the equity certificate                                                      6,470,686.99

                         Collection Account Distributions =                                                36,617,224.22
                                                                                                           -------------
                                                                                                           -------------



   B.  RESERVE ACCOUNT DISTRIBUTIONS

           1.  Withdrawal from the Reserve Account                                                                  0.00

           2.  Interest to the Holdback Amount Designee                                                        41,666.98

           3.  Release of Excess from the Reserve Account                                                     402,843.55
                                                                                                           -------------
                         Reserve Account Distributions =                                                      444,510.53
                                                                                                           -------------
                                                                                                           -------------


III.  INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                        Distribution                          Class A-1       Class A-2       Class A-3       Class A-4
                          Amounts                               Notes            Notes          Notes           Notes
                        ------------                          ---------       ---------       ---------       ----------
                1.         Interest Due                        114,354.53      854,791.67      1,072,800.00    1,006,316.67
                2         Interest Paid                        114,354.53      854,791.67      1,072,800.00    1,006,316.67
                3       Interest Shortfall                           0.00            0.00              0.00            0.00
                          ((1) minus (2))
                4         Principal Paid                    25,013,161.34            0.00              0.00            0.00

                5     Total Distribution Amount             25,127,515.87      854,791.67      1,072,800.00    1,006,316.67
                           ((2) plus (4))



                        Distribution                     Class B             Total Offered
                           Amounts                        Notes                  Notes
                        ------------                     -------              ------------
                1.        Interest Due                    173,708.39         3,221,971.26
                2         Interest Paid                   173,708.39         3,221,971.26
                3       Interest Shortfall                      0.00                 0.00
                        ((1) minus (2))
                4        Principal Paid                 1,316,482.18        26,329,643.52

                5    Total Distribution Amount          1,490,190.57        29,551,614.78
                           ((2) plus (4))



IV.   Information Regarding the Securities

        A       Summary of Balance Information


                                Applicable       Principal Balance     Class Factor    Principal Balance     Class Factor
                   Class          Coupon              Mar-02               Mar-02          Feb-02              Feb-02
                                  Rate              Payment Date        Payment Date    Payment Date         Payment Date
                   -----         -----              ------------        ------------    ------------         ------------
       a.      Class A-1 Notes       3.4800%       17,236,050.67         0.07382         42,249,212.01          0.18094
       b.      Class A-2 Notes       3.7300%      275,000,000.00         1.00000        275,000,000.00          1.00000
       c.      Class A-3 Notes       4.3200%      298,000,000.00         1.00000        298,000,000.00          1.00000
       d.      Class A-4 Notes       4.8400%      249,500,000.00         1.00000        249,500,000.00          1.00000
       e.      Class B Notes         4.5800%       44,196,634.25         0.79542         45,513,116.42          0.81911

       f.      Total Offered Notes                883,932,684.92                        910,262,328.44


        B       Other Information


                                             Scheduled                    Scheduled
                                         Principal Balance             Principal Balance
               Class                          Mar-02                         Feb-02
                                           Payment Date                   Payment Date
               -----                       ------------                   ------------

           Class A-1 Notes                 103,231,016.00                122,583,496.00



                                                   Target               Class                 Target             Class
                                  Class          Principal Amount       Floor            Principal Amount        Floor
               Class           Percentage            Mar-02             Mar-02                Feb-02             Feb-02
                                                   Payment Date      Payment Date          Payment Date       Payment Date
               -----           ----------          ------------      ------------          ------------       ------------


              Class A           95.00%         839,736,050.67                            864,749,212.01
              Class B            5.00%          44,196,634.25           4,816,635.37      45,513,116.42        4,413,791.83



V.      PRINCIPAL

        A.  MONTHLY PRINCIPAL AMOUNT

                1.      Principal Balance of Notes and Equity Certificates                               910,262,328.44
                        (End of Prior Collection Period)
                2.      Contract Pool Principal Balance (End of Collection Period)                       883,932,684.92
                                                                                                         --------------

                        Total monthly principal amount                                                    26,329,643.52



VI.     CONTRACT POOL DATA

        A.  CONTRACT POOL CHARACTERISTICS

                                                                      Original              Mar-02                 Feb-02
                                                                        Pool             Payment Date           Payment Date
                                                                      ------             ------------           ------------
                1.   a.  Contract Pool Principal Balance          1,111,563,967.00        883,932,684.92      910,262,328.44
                     b.  No of Contracts                                    11,329                10,484              10,651

                2.   Weighted Average Remaining Term                         48.60                  42.4                42.9

                3.   Weighted Average Original Term                           57.7

        B.  DELINQUENCY INFORMATION

                                                      % of
                                                                                      No. Of           Contract Pool
                                                    Contracts        % of CPB        Accounts        Principal Balance
                                                    ---------        ---------       --------       -------------------
                1.      Current                     94.64%             94.93%        9,922           839,130,342.57
                        31-60 days                   3.07%              2.43%          322            21,516,956.69
                        61-90 days                   1.09%              1.00%          114             8,844,185.43
                        91-120 days                  0.62%              0.67%           65             5,897,235.62
                        120+ days                    0.58%              0.97%           61             8,543,964.61

                             Total Delinquency      100.0%             100.0%       10,484           883,932,684.92

                2.      Delinquent Scheduled Payments:

                        Beginning of Collection Period                        8,919,075.32
                        End of Collection Period                              9,501,055.78
                                                                              ------------

                             Change in Delinquent Scheduled Payments            581,980.46


        C.  DEFAULTED CONTRACT INFORMATION

                A.      Current Period Defaulted New Valuation Amount         3,132,818.52
                        Current Valuation Reversal                                    0.00
                        Current Period Gross loss on Liquidated Contract              0.00
                                                                              ------------
                                    Total Gross Loss                          3,132,818.52
                B.      Payments Received on Defaulted Contracts                -69,969.09
                C.      Proceeds received on Liquidated Contracts                     0.00
                                                                              ------------
                D.      Current Month Net Loss Amount                         3,062,849.43
                E.      Cumulative Valuation Amount to date                   6,741,441.97

                        %of Initial Contracts                                        0.159%
                        %of Initial Contract Pool Balance                            0.606%

VII.    INFORMATION REGARDING THE RESERVE ACCOUNT


        A.  RESERVE ACCOUNT

                1.      Opening Reserve Account Balance                                               13,927,013.63

                2.      Investment Earnings                                                               15,658.49

                3.      Deposit from the Collection Account                                               26,008.49

                4.      Withdrawls from the Reserve Account                                                    -

                5.      Interest payment to the Holdback Designee                                        (41,666.98)

                6.      Release of Reserve Account Surplus                                              (402,843.55)

                7.      Ending Reserve Account Balance                                                13,524,170.08

                8.      Available amount                                                              13,927,013.63

                9.      Required Reserve Account Amount                                               13,524,170.08

                10.     Reserve Account Surplus/(Shortfall)                                                    0.00


VIII.   MISCELLANEOUS INFORMATION

        A.  SERVICER ADVANCE BALANCE

                1.      Opening Servicer Advance Balance                         8,919,075.32
                2.      Current Period Servicer Advance                          3,429,444.31
                3.      Recoveries of prior Servicer Advances                   (2,847,463.85)
                                                                                -------------
                4.      Ending Servicer Advance Balance                          9,501,055.78

        D.  OTHER RELATED INFORMATION

                1.      Life to Date Prepayment (CPR)                                    13.5%

                2.      Life to Date Substitutions:

                        a.  Prepayments                           0.00

                        b.  Defaults                              0.00


   NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY
CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 03/20/02

                This Certificate shall constitute the Servicer's
                 Certificate as required by Section 9.02 of the
                 Pooling and Servicing Agreement with respect to
                the above Payment Date. Any term capitalized but
                    not defined herein shall have the meaning
                  ascribed thereto in the Pooling and Servicing
                                   Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer










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